DRIVE FOR PROFITABLE GROWTH Fourth Quarter and Full Year Earning Call February 25, 2014 Exhibit 99.1

2 2 2
Forward-Looking Statements
This presentation includes “forward-looking statements” within the meaning of U.S. federal securities laws, and we intend that such forward-looking statements be subject to the safe harbor created thereby. We make forward-looking statements in this presentation and may make such statements in future filings with the SEC. We may also make forward-looking statements in our press releases or other public or stockholder communications. These forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions, business trends, and other information that is not historical information. When used in this presentation, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data are based upon our current expectations and various assumptions. Our expectations, beliefs, and projections are expressed in good faith and we believe there is a reasonable basis for them. However, no assurances can be made that these expectations, beliefs and projections will be achieved. Forward-looking statements are not guarantees of future performance and are subject to significant risks and uncertainties that may cause actual results or achievements to be materially different from the future results or achievements expressed or implied by the forward-looking statements.
There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements contained in this presentation. Important factors that could cause our actual results to differ materially from the forward-looking statements we make herein include, but are not limited to: cyclicality of the automotive industry with the possibility of further material contractions in automotive sales and production effecting the viability of our customers and financial condition of our customers; global economic uncertainty, particularly in Europe; loss of large customers or significant platforms; our ability to generate sufficient cash to service our indebtedness, and obtain future financing; operating and financial restrictions imposed on us by our bond indentures and credit agreement; our underfunded pension plans; supply shortages; escalating pricing pressures and decline of volume requirements from our customers; our ability to meet significant increases in demand; availability and increasing volatility in cost of raw materials or manufactured components; our ability to continue to compete successfully in the highly competitive automotive parts industry; risks associated with our
non-U.S. operations; foreign currency exchange rate fluctuations; our ability to control the operations of joint ventures for our benefit; the effectiveness of our continuous improvement program and other cost savings plans; product liability and warranty and recall claims that may be brought against us; work stoppages or other labor conditions; natural disasters; our ability to meet our customers’ needs for new and improved products in a timely manner or cost-
effective basis; the possibility that our acquisition strategy may not be successful; our legal rights to our intellectual property portfolio; environmental and other regulations; the possible volatility of our annual effective tax rate; significant changes in discount rates and the actual return on pension assets; the possibility of future impairment charges to our goodwill and long-lived assets; and the interests of our major stockholders may conflict with our interests.
There may be other factors that may cause our actual results to differ materially from the forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf apply only as of the date of this presentation and are expressly qualified in their entirety by the cautionary statements included herein. We undertake no obligation to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.

3 Jeff Edwards Chairman and Chief Executive Officer

4 4 4
Industry Landscape
•
Global light vehicle production expected to grow 3.1% in 2014
–
North American vehicle production remains strong
–
European vehicle production stabilizing and is forecasted to grow by 1.6%
–
Emerging markets are mixed with strong growth continuing for China, with slight softening in India and Russia
•
Material pricing and availability stable
•
North America supply base adjusting to current production run rates

5 5 5
2013 Business Update
• Cooper Standard global sales grew by 7.3%  year-over-year
• Full year adjusted EBITDA margin of 9.3% of sales
–
Sealing and Trim launch and significant product challenges impacting financial performance
•
Investing in people, process improvements, technology and working closely with our customers to address challenges
•
Expect to move past these issues by end of second quarter
• Capital expenditure at 5.9% of sales as we invest for future growth
Asia Pacific 9.2% North America and others 4.8%
South America 7.4% Europe  6.8%
• Returned $217.5 million to shareholders through share repurchases

SG&AE ($ million)
Headcount
$400
$300
$200
$100
$0
700
600
500
400
300
590
615
695
$258
$281
$294
2011
2012
2013

$ million
Capital Expenditure
$200
$150
$100
$50
$0
$108
$131
$183
2011
2012
2013

$ million
Tooling*
$200
$150
$100
$50
$0
$94
$121
$170
2011
2012
2013

PASSION FOR PERFORMANCE

6 6 6
Transition for Profitable Growth
• Investing in people
–
Restaffing for execution
–
Product development
–
Innovation
• Investing in capital
–
Asian growth
–
Europe restructuring
–
New product launches
–
Global technology processes
•
Investing in future programs
–
Tooling expenditures increasing working capital
–
Growing tooling requirements due to product
complexity
* Includes short-term and long-term tooling balances

7 7 7
Transition for Profitable Growth
Product Strategy
• Focusing  on Sealing & Trim, Fuel & Brake
Delivery and Fluid Transfer Systems
–
Delivering innovation
–
Achieve #1 or #2 market leadership
–
Global product teams driving increased ROIC
–
Sell Thermal & Emissions business
Optimizing Footprint
• Serbia start-up on schedule
–
Net annualized labor savings of $25M
• Expansion in Aguascalientes nearing
completion
• Establishing Shanghai Tech Center
Sremska Mitrovica,
Serbia
Aguascalientes, Mexico

8 Allen Campbell Executive Vice President and Chief Financial Officer

CAGR ≈14.6%
$4.0
$3.0
$2.0
$1.0
$0.0
$.10
$1.95
$.28
$2.41
$.31
$2.85
$.41
$2.88
$.44
$3.09
2009
2010
2011
2012
2013
CS Sales
Non-Consolidated JVs

PASSION FOR PERFORMANCE

9 9 9 Track Record of Growing Sales $ USD Billions Note: CAGR includes non-consolidated JV revenue Numbers subject to rounding Exceeding global light vehicle production CAGR of 9.1%

$500
$400
$300
$200
$100
$0
$426
$364
$270
$236
$57
$60
$40
$38
North America
Europe
Asia Pacific
South America

$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
$1,618
$1,504
$1,076
$1,017
$213
$220
$147
$177
North America
Europe
Asia Pacific
South America

PASSION FOR PERFORMANCE

10 10 Q4 and Full Year 2013 Revenue $ USD Millions Note: Numbers subject to rounding Q4 2012 - $697 Q4 2013 - $794 Full Year 2012 - $2,881 Full Year 2013 - $3,091 Q4 2013 Full Year 2013

$500
$400
$300
$200
$100
$0
$410
8.5%
$445
2012
2013

PASSION FOR PERFORMANCE

11 11
Non-Consolidated Joint Venture Revenue
Joint Venture Partner Product Country
Huayu-Cooper Sealing SAIC/HASCO Sealing China
Nishikawa Cooper  Nishikawa Rubber Sealing U.S.
Nishikawa Tachaplalert Cooper Nishikawa Rubber Sealing Thailand
Sujan CSF India Magnum Elastomers AVS India
$ million

Others, 25%
Ford, 25%
GM, 12%
Fiat Chrysler Auto, 12%
PSA, 7%
Volkswagen, 6%
Daimler, 3%
Renault/ Nissan, 3%
Tata, 2%
Geely, 2%
BMW, 1%
Toyota, 1%
Honda, 1%

Non-Automotive, 2%
Fuel & Brake, 23%
Sealing & Trim, 51%
Fluid Transfer, 13%
AVS, 9%
Thermal & Emissions, 2%

PASSION FOR PERFORMANCE

12 12 2013 Revenue by Customers and Product $ USD Millions Note: Numbers subject to rounding 2013 Revenue - $3,091 Revenue by Customers Revenue by Product

13 13
Q4 and FY 2013 Performance
$ USD Millions, except EPS / %
Note: Numbers subject to rounding
Fourth Quarter Full Year
2012 2013 2012 2013
$697.1 $794.2 Sales $2,880.9 $3,090.5
99.7 105.1 Gross Profit 438.9 472.7
14.3% 13.2% % Margin 15.2% 15.3%
74.8 72.6 SA&E 281.3 293.4
(2.1) 14.6 Operating Profit (Loss) 103.3 142.1
(0.3%) 1.8% % Margin 3.6% 4.6%
($9.9) ($20.8) Net Income (Loss) $102.8 $47.9
($0.70) ($1.44) Fully Diluted EPS $4.14 $2.24
$70.9 $58.7 Adjusted EBITDA $298.0 $287.4
10.2% 7.4% % Margin 10.3% 9.3%

20
15
10
5
0
12.6
8.6
11.9
13.1
15.4
16.2
16.8
2008
2009
2010
2011
2012
2013
2014

25
20
15
10
5
0
20.5
16.3
19.1
20.1
19.3
19.3
19.6
2008
2009
2010
2011
2012
2013
2014

PASSION FOR PERFORMANCE

14 14
• North America
– Execution challenges related to ramp up of new
technologies and product offerings in Sealing &
Trim
•
Net $13M of excess nonrecurring  costs in fourth quarter
– Additional operating costs to meet accelerated
production volume
• Europe
– Excess manufacturing capacity and country mix
– Weak volume at key customers
North America and Europe Operating Challenges
North America
Production Volume
Europe
Production Volume
millions
millions

15 15
EBITDA and Adjusted EBITDA Reconciliation
$ USD Millions
2012 2013
Net income
Income tax expense (benefit)
EBITDA
Restructuring, net of noncontrolling interest
Adjusted EBITDA
Twelve Months Ended Dec 31,
Interest expense, net of interest income
Depreciation and amortization
EBITDA and Adjusted EBITDA are Non-GAAP measures. See appendix.
$ 102.8
$ 298.0 $ 287.4
$ 47.9
Note: Numbers subject to rounding
Stock based compensation
Payment to former CEO and transition cost
(31.5)
44.8
122.7
$ 238.8
25.8
9.8
11.5
Noncontrolling interest deferred tax valuation reversal 2.0
45.6
54.9
111.1
$ 259.5
21.2
5.2
-
Acquisition related and other costs 1.5
-
-
Impairment charges 10.1 -

$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$270.6
$192.5
$41.4(a)
$183.3
$13.5
$17.9
$4.7
$17.9
$184.4
Cash Balance as of 12/31/2012
Cash from business
Changes in operating assets and liabilitlies
Capital expenditures
Acquisition of businesses, net of cash acquired
Pension funding - US
Preferred stock dividend
FX and others
Cash Balance as of 12/31/2013

PASSION FOR PERFORMANCE

16 16 Full Year 2013 Cash Flow Note: Numbers subject to rounding $ USD Millions (a) Includes $30 million tooling expense

$28
$1
$3
$1
$648
$3
2014
2015
2016
2017
2018
Thereafter

PASSION FOR PERFORMANCE

17 17
Strong Capital Structure and Liquidity
Cash on Balance Sheet $184.4
ABL Revolver commitments
(1)
150.0
Letters of Credit (36.7)
$ 297.7
(1) Availability limited by borrowing base
Sufficient liquidity to support growth
• Net leverage: $ 500.0 M
• Net leverage ratio: 1.7
• Interest coverage ratio: 5.2 x
Key Financial Ratios
$ USD Millions
Liquidity
Pension Liability
• Substantially all US Pension frozen with
minimum accrued interest requirements
• 2014 Pension contributions approximately
$15.0 million
$ USD Millions
Debt Maturity Table

$1,945
$2,414
$2,854
$2,831
$3,091
$3,250 - $3,350
2009A
2010A
2011A
2012A
2013A
2014G

($3)
$13
$22
$21
$9
$25-$35
2009A
2010A
2011A
2012A
2013A
2014G

$46
$77
$108
$131
$183
$195-$205
2009A
2010A
2011A
2012A
2013A
2014G

$42
$19
$26
$39
$21
$20-$30
2009A
2010A
2011A
2012A
2013A
2014G

PASSION FOR PERFORMANCE

18 18
2014 Guidance
Key Assumptions:
North American production 16.8 million
European (including Russia) production  19.6 million
Average full year exchange rate  $1.28/Euro
$ USD Millions
*G=Guidance
Revenues Cash Taxes
Cash Restructuring
Return to double digit adjusted EBITDA margin and improved ROIC
$ USD Millions
Capital Expenditures
$ USD Millions $ USD Millions

19 19
Summary
• Focused on stabilizing North America and Europe businesses performance
–
Addressing launch and product complexity in Sealing & Trim business
• Continue to make necessary infrastructure / capacity investments
–
Asia growth strategy
–
Serbia expansion
• Evaluate partnerships and acquisition opportunities to advance our strategic plan
Laser focus on new launches and achieving
double digit adjusted EBITDA margins

20 Q&A

21 Appendix

22 22
Net Leverage Ratio and Adj. EBITDA % Margin
as of December 31, 2013
($ USD Millions)
(1) Includes non-cash restructuring.
(2) Proportionate share of restructuring costs related to Cooper Standard France joint venture.
(3) Non-cash stock amortization expense and non-cash stock option expense for grants issued at time of the Company's 2010 reorganization.
(4) Write-up of inventory to fair value for the Jyco acquisition
(5) Costs incurred in relation to the Jyco acquisition
Note: Numbers subject to rounding
Three Months Ended
Twelve Months
Ended
Mar 31,
2013
Jun 30,
2013
Sep 30,
2013
Dec 31,
2013 Dec 31, 2013
Net income (loss) $         20.7 $        27.4 $        20.6 $      (20.8) $                  47.9
Income tax expense 7.9 12.2 4.5 21.0 45.6
Interest expense, net of interest income 11.2 13.6 15.2 14.9 54.9
Depreciation and amortization 29.8 28.2 25.2 27.9 111.1
EBITDA $         69.6 $        81.4 $        65.5 $        43.0 $               259.5
Restructuring
(1)
4.8 1.0 1.9 14.0 21.7
Noncontrolling interest restructuring
(2)
(0.7) (0.1) - 0.3 (0.5)
Stock-based compensation
(3)
2.7 0.5 1.1 0.9 5.2
Inventory write-up
(4)
- - 0.3 - 0.3
Acquisition costs
(5)
- - 0.7 0.2 0.9
Other 0.3 (0.3) - 0.3 0.3
Adjusted EBITDA $         76.7 $        82.5 $        69.5 $        58.7 $               287.4
Net Leverage
Debt payable within one year 28.3
Long-term debt 656.1
Less: cash and cash equivalents (184.4)
Net Leverage $               500.0
Net Leverage Ratio 1.7
Interest coverage ratio 5.2
Sales $       747.6 $     784.7 $      764.1 $      794.2 $           3,090.5
Adjusted EBITDA as a percent of Sales 10.3% 10.5% 9.1% 7.4% 9.3%

23 23
EBITDA and Adjusted EBITDA –
Twelve Months Ended December 31, 2012
Note: Numbers subject to rounding
($ USD Millions)
(1) Includes cash and non-cash restructuring.
(2) Proportionate share of restructuringcosts related to FMEA joint venture.
(3) Non-cash stock amortization expense and non-cash stock option expense for grants issued at emergence from bankruptcy.
(4) Impairment charges related to goodwill ($2.8 million) and fixed assets ($7.3 million)
(5) Executive compensation for retired CEO and recruiting costs related to search for new CEO
(6) Noncontrolling interest deferred tax valuation reversal
Three Months Ended
Twelve
Months
Ended
Mar 31,
2012
Jun 30,
2012
Sep 30,
2012
Dec 31,
2012
Dec 31,
2012
Net income (loss) $    23.8 $    77.3 $    11.6 $       (9.9) $    102.8
Provision for income tax expense (benefit) 8.1 (46.2) 5.4 1.2 (31.5)
Interest expense, net of interest income 11.2 10.8 11.3 11.5 44.8
Depreciation and amortization 31.6 30.5 29.1 31.5 122.7
EBITDA $    74.7 $    72.4 $    57.4 $      34.3 $    238.8
Restructuring
(1)
6.1 (0.5) 10.2 13.0 28.8
Noncontrolling interest restructuring
(2)
(0.3) - (0.2) (2.5) (3.0)
Stock-based compensation
(3)
2.7 2.2 2.4 2.5 9.8
Impairment charges
(4)
- - - 10.1 10.1
Payment to former CEO and transition cost
(5)
- - - 11.5 11.5
Noncontrolling deferred tax valuation reversal
(6)
- - - 2.0 2.0
Adjusted EBITDA $    83.2 $    74.1 $    69.8 $      70.9 $    298.0
Sales 765.3 734.5 684.0 697.1 2,880.9
Adjusted EBITDA as a percent of Sales 10.9% 10.1% 10.2% 10.2% 10.3%

24 24
Non-GAAP Financial Measures
EBITDA and adjusted EBITDA are measures not recognized under Generally Accepted
Accounting Principles (GAAP) which exclude certain non-cash and non-recurring items.
When analyzing the company’s operating performance, investors should use EBITDA and adjusted EBITDA in addition to, and not as alternatives for, net income (loss), operating income, or any other performance measure derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of the company’s performance. EBITDA and adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as substitutes for analysis of the company’s results of operations as reported under GAAP. Other companies may report EBITDA and adjusted
EBITDA differently and therefore Cooper Standard’s results may not be comparable to other similarly titled measures of other companies.